SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549



                                    FORM 8-K


                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934



         Date of report (Date of earliest event reported): April 4, 1997


                          SPECIALTY CARE NETWORK, INC.
                 -----------------------------------------------
                 (Exact Name of Registrant Specified in Charter)


     Delaware                     0-22019                    62-1623449
  ---------------            ----------------            -------------------
  (State or Other            (Commission File             (I.R.S. Employer
  Jurisdiction of                 Number)                Identification No.)
  Incorporation)




       44 Union Boulevard, Suite 600
            Lakewood, Colorado                                 80228
------------------------------------------                ----------------
 (Address of Principal Executive Offices)                   (Zip Code)




       Registrant's telephone number, including area code: (303) 716-0041



          -------------------------------------------------------------
          (Former Name or Former Address, if Changed Since Last Report)

Item 2. Acquisition or Disposition of Assets.

     On April 4, 1997, Specialty Care Network, Inc. (the "Company") acquired, through merger, substantially all of the assets and certain liabilities (the "Merger") of The Orthopaedic and Sports Medicine Center, P.A., a Maryland professional association ("OSMC"), pursuant to the terms of a Merger Agreement, dated March 24, 1997, among the Company, OSMC, Marshall K. Steele, III, M.D., Stephen E. Faust, M.D., Robert M. Verklin, M.D., Thomas J. Harries, M.D., Edward
S. Holt, M.D. and Thomas R. Dennis, M.D. (the "Agreement"). OSMC is an orthopaedic practice with headquarters in Annapolis, Maryland and additional offices in Prosten and Severna Park, Maryland. In connection with the Merger, the common stock of OSMC was exchanged for $3,246,630 in cash and 493,909 shares of Company Common Stock, valued at $9.86 per share (the average of the closing share prices of Company Common Stock during the two weeks preceding the execution of the Agreement). The cash portion of the consideration paid for the assets pursuant to the Agreement was from the Company's funds.

     The assets acquired from OSMC pursuant to the Merger include certain equipment used by OSMC in the practice of orthopaedic medicine. In connection with the Acquisition, the Company entered into a service agreement with The Orthopaedic and Sports Medicine Center II, P.A., a new orthopaedic practice formed by the former shareholders of OSMC, pursuant to which the Company has agreed to provide management, administrative and development services to the new practice. The Company will make available to the new practice the equipment it acquired in the Merger.

Item 7. Financial Statements, Pro Forma Financial Information and Exhibits.

     (b)  Pro Forma Financial Information (unaudited).

          To be filed on Form 8-K/A as soon as practicable, but not later than 60 days after this Form 8-K is filed

     (c)  Exhibits.

          2.1* Merger Agreement, dated March 24, 1997, among the Company, OSMC,
               Marshall K. Steele, III, M.D., Stephen E. Faust, M.D., Robert M. Verklin, M.D., Thomas J. Harries, M.D., Edward S. Holt, M.D. and Thomas R. Dennis, M.D.

          2.2**Service Agreement dated April 4, 1996 among the Company, The
               Orthopaedic and Sports Medicine Center II, P.A., Marshall K. Steele, III, M.D., Stephen E. Faust, M.D., Robert M. Verklin, Jr., M.D., Thomas J. Harries, M.D., Edward S. Holt, M.D., and Thomas R. Dennis, M.D.

----------
* Incorporated herein by reference to Exhibit 10.28 of the Company's Annual Report on Form 10-K for the year ended December 31, 1997.
** Portions of this exhibit were omitted and filed separately with the Secretary of the Commission pursuant to an application for confidential treatment filed with the Commission pursuant to Rule 406 under the Securities Act.

                                    SIGNATURE


     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                      SPECIALTY CARE NETWORK, INC.
                                              (Registrant)


                                      By  /s/ D. Paul Davis
                                         --------------------------------------
                                          D. Paul Davis
                                          Vice President of Finance/Controller


Dated: April 21, 1997

                                  EXHIBIT INDEX


2.1*  Merger Agreement, dated March 24, 1997, among the Company, OSMC, Marshall
      K. Steele, III, M.D., Stephen E. Faust, M.D., Robert M. Verklin, M.D., Thomas J. Harries, M.D., Edward S. Holt, M.D. and Thomas R. Dennis, M.D.

2.2** Service Agreement dated April 4, 1996 among the Company, The Orthopaedic and Sports Medicine Center II, P.A., Marshall K. Steele, III, M.D., Stephen E. Faust, M.D., Robert M. Verklin, Jr., M.D., Thomas J. Harries, M.D., Edward S. Holt, M.D., and Thomas R. Dennis, M.D.

---------------------------
* Incorporated herein by reference to Exhibit 10.28 of the Company's Annual Report on Form 10-K for the year ended December 31, 1997.
** Portions of this exhibit were omitted and filed separately with the Secretary of the Commission pursuant to an application for confidential treatment filed with the Commission pursuant to Rule 406 under the Securities Act.